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                                                                  EXHIBIT 10(ee)


                               THIRD AMENDMENT TO
                         THE FIFTH AMENDED AND RESTATED
                                SYSCO CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         THIS THIRD AMENDMENT TO THE FIFTH AMENDED AND RESTATED SYSCO CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (this "Amendment").

         WHEREAS, Sysco Corporation has adopted that certain Fifth Amended and Restated Sysco Corporation Supplemental Executive Retirement Plan (the "Plan") pursuant to a plan document executed July 7, 1997, as amended by that certain First Amendment thereto dated as of June 29, 1997 and that certain Second Amendment dated as of May 10, 2000; and

         WHEREAS, the Board of Directors of Sysco has determined to amend the Plan to make certain changes to (i) the definition of "Change of Control" and
(ii) the period of time a Beneficiary must survive the Participant in order to receive the Participant's benefits under the Plan following the Participant's death.

         NOW, THEREFORE, the Plan is hereby amended as follows:


(Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Plan.)


         1. Clause (b) of Section 1.5 of the Plan is hereby amended in its entirety to read as follows:

                  "(b) Sysco is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation either (i) less than 80% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the stockholders of Sysco immediately prior to the merger or consolidation, or (y) if a record date has been set to determine the stockholders of Sysco entitled to vote on the merger or consolidation, the stockholders of Sysco as of that record date, or
         (ii) the Board of Directors, or similar governing body, of the surviving or resulting entity does not have as a majority of its members the persons specified in clause (c) below;"


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         2. Clause (c) of Section 1.5 of the Plan is hereby amended in its entirety to read as follows:

                  "(c) If at any time the following do not constitute a majority of the Board of Directors of Sysco (or any successor entity referred to in clause (b) above): Persons who, prior to their election as a director of Sysco (or successor entity if applicable) were nominated, recommended or endorsed by a formal resolution of the Board of Directors of Sysco;"

         3. The second sentence of Section 5.6(c) of the Plan is hereby amended in its entirety to read as follows:

                  "A Beneficiary must survive the Participant by 30 days in order to be considered to be living on the date of the Participant's death."


         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Second Amendment.

         IN WITNESS WHEREOF, the Company has caused this Third Amendment to be executed as of this 12th day of July, 2002.



                                        SYSCO CORPORATION

                                        By:  /s/ Diane Day Sanders
                                            -----------------------------------
                                        Name:     Diane Day Sanders
                                             ----------------------------------
                                        Title:  Vice President and Treasurer
                                              ---------------------------------




ATTEST:

By: /s/ Michael C. Nichols
    ---------------------------------
Title:  Vice President, General
        Counsel and Corporate
        Secretary
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